UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2009

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Liberty Global, Inc. indirectly owns 100% of UPC Broadband Holding BV (UPC Broadband Holding).  On November 3, 2009 the existing Facility U under UPC Broadband Holding’s senior secured bank facility, as amended from time to time (the UPC Broadband Holding Bank Facility) was increased by a €15.0 million ($22.0 million at the November 3, 2009 exchange rate) term loan facility (Facility U2) made pursuant to an Additional Facility U Accession Agreement (the Facility U2 Accession Agreement). On November 4, 2009 the existing Facility Q, under the UPC Broadband Holding Bank Facility, was increased by a €15.0 million ($22.0 million at the November 3, 2009 exchange rate) redrawable term loan facility (Facility Q4) made pursuant to an Additional Facility Q Accession Agreement (the Facility Q4 Accession Agreement). Pursuant to the Facility U2 Accession Agreement, a lender (the Rolling U Lender) under the existing Facility L under the UPC Broadband Holding Bank Facility (Facility L) agreed to roll its Facility L commitment into the new Facility U2 by novating its Facility L commitment to Liberty Global Europe BV (LG Europe), a direct subsidiary of UPC Broadband Holding, and entering into the new Facility U2. LG Europe, the initial lender under Facility U2, novated its Facility U2 commitment to the Rolling U Lender. Facility U2 will bear interest at a rate of EURIBOR plus 4.00%.  Pursuant to the Facility Q4 Accession Agreement, a lender (the Rolling Q Lender) under Facility L agreed to roll its Facility L commitment into the new Facility Q4 by novating its Facility L commitment to LG Europe and entering into the new Facility Q4.  Facility Q4 will bear interest at a rate of EURIBOR plus 2.75%.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name
4.1

Additional Facility Q Accession Agreement, dated October 30, 2009, among UPC Broadband Holding B.V. as Borrower, UPC Financing Partnership, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UBS Limited as Additional Facility Q Lender, under the UPC Broadband Holding Bank Facility.

4.2

Additional Facility U Accession Agreement, dated November 3, 2009, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and Liberty Global Europe B.V. as Additional Facility U Lender, under the UPC Broadband Holding Bank Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2009

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name
4.1

Additional Facility Q Accession Agreement, dated October 30, 2009, among UPC Broadband Holding B.V. as Borrower, UPC Financing Partnership, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UBS Limited as Additional Facility Q Lender, under the UPC Broadband Holding Bank Facility.

4.2

Additional Facility U Accession Agreement, dated November 3, 2009, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and Liberty Global Europe B.V. as Additional Facility U Lender, under the UPC Broadband Holding Bank Facility.